investor presentation • First Quarter 2026 Exhibit 99.1

forward looking statements disclosure 2 Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements. As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: • economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; • future credit quality and performance, including our expectations regarding future loan losses and our allowance for credit losses; • the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iv) management’s ability to effectively execute its business plans; • mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; • the possibility that any of the anticipated benefits of the Company’s acquisitions will not be realized or will not be realized within the expected time period; • the effect of changes in accounting policies and practices; • changes in consumer spending, borrowing and saving and changes in unemployment; • changes in customers’ performance and creditworthiness; • the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; • current and future economic and market conditions, including the effects of changes in housing prices, fluctuations in unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, trade and tariff policies, and any slowdown in global economic growth; • our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;

forward looking statements disclosure 3 • financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services; • the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale; • the effect of a fall in stock market prices on our brokerage, asset and wealth management businesses; • a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks; • the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; and • our ability to develop and execute effective business plans and strategies. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in our Form 10-K for the year ended December 31, 2025, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov. All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

About First Financial Bancorp Acquisitions Financial Performance Appendix presentation contents 4 our franchise Commercial C&I, O-CRE, Treasury, ABL, ESOP, Equipment Finance, Bannockburn Global Forex Retail Banking Consumer, Small Business Mortgage Banking NASDAQ: FFBC Headquarters: Cincinnati, Ohio Founded: 1863 Banking Centers: 153 Employees: 2,319 Market Cap (3/31/26): $2.9B Dividend Yield (3/31/26): 3.6% CET1 Ratio: 12.22% Wealth Management / Affluent Banking Investment Commercial Real Estate Commercial Finance Oak Street Funding / Franchise Summit Funding Group Agile Premium Finance Lines of Business 1.99% 1Q Adj. PTPP ROAA2 $22.8B in assets $13.5B/$17.9B loans / deposits $6.0B wealth AUC1 1 Includes brokerage assets under care. 2 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. 5 key investment highlights ✓ Proven & sustainable business model for more than 160 years o Conservative operating philosophy with 142 consecutive quarters of profitability o Well managed through past credit cycles ✓ Premier Midwest franchise with top quartile profitability o Top quartile ROA, ROATCE, NIM, and fee income as a percentage of revenue1 ✓ High quality balance sheet & robust capital position o Low loan / deposit ratio and ~12% CET1 ratio as of 3/31/26 ✓ Prudent risk management & credit culture with strong asset quality o Top quartile ACL coverage and low NPAs1 ✓ Track record of well-executed acquisitions with well-defined M&A strategy o Includes both bank and non-bank acquisitions ✓ Strategically distinct o Local banking centered in legacy markets with a focus on growing core deposits o Sophisticated commercial and wealth banking model that positions us to be the alternative to “Big Banks” o National strategy that adds diverse fee streams while also complementing our Commercial Bank offerings ✓ Experienced and proven management team 6 1 Profitability metrics measured against the KBW Nasdaq Regional Bank Index (“KRX”) as of or for the quarter ending 12/31/25.

$6.4B $7.2B $8.1B $8.4B $8.9B $14.0B $14.5B $16.0B $16.3B $17.0B $17.5B $18.6B $21.1B $22.8B 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 1Q26 Total Assets ($B) an experienced & successful acquirer 7 2014 First Financial acquires Insight Bank, First Bexley Bank and The Guernsey Bank (Combined assets of ~$700M) (Banks – OH) 2015 First Financial acquires Oak Street Funding (Specialty Lender) 2018 First Financial acquires MainSource Financial Group (Total assets of ~$4.6B) (Bank – IN) 2019 First Financial acquires Bannockburn Global Forex (Foreign Exchange) 2021 First Financial acquires Summit Funding Group (Equipment Finance) 2024 First Financial acquires Agile Premium Finance (Specialty Lender) 2025 First Financial acquires Westfield Bancorp (Total assets of ~$2.1B) (Bank – OH) 6 4 Bank Acquisitions Non-Bank Acquisitions Note: Excludes ~$4 million acquisition of Brady Ware Capital in 2023. 1Q26 First Financial acquires BankFinancial (Total assets of ~$1.4B) (Bank – IL)

ROAA1 ROATCE1 Net Interest Margin Noninterest Income / Net Revenue1 Loans + HTM / Deposits Cash + AFS Securities / Assets ACL / Gross Loans NPAs / Assets CET1 Ratio Total RBC Ratio Consolidated CRE / RBC 272% 228% 187% 164% 14.0% 14.7% 15.9% 15.7% 11.3% 12.1% 13.4% 12.2% 0.61% 0.47% 0.30% 0.44% 1.04% 1.20% 1.36% 1.36% 13% 16% 21% 27% 97% 92% 85% 76% 12.7% 17.0% 20.9% 28.5% 3.33% 3.55% 3.80% 3.99% 12.0% 13.9% 16.3% 19.2% 1.02% 1.20% 1.31% 1.45% Quartile Median Quartile 1Q26 KRX Constituents Bottom Top a top quartile performer 8 Top Quartile & Diversified Profitability Liquid Balance Sheet With Strong Credit and Capital Indicates 1Q26 Peer Top Quartile Indicates 1Q26 Peer Median 1 First Financial’s ratios are non-GAAP financial measures which management believes facilitate a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. Source: S&P Capital IQ Pro. All data calculated as of or for the quarter ending 3/31/26 unless otherwise noted.

1-Year 3-Year 5-Year 10-Year KRXKRX 92% Percentile Rank 19.2% 15.7% 96% Percentile Rank FFBC Top Quartile1 17.8% 16.4% 90% Percentile Rank 1.35% 1.30% 86% Percentile Rank 1.36% 1.29% 84% Percentile Rank 2%3% 10% 18.7% 15.7% FFBC Top Quartile1 1.40% 80% Percentile Rank 1.35% 8% 51% Percentile Rank 53% Percentile Rank 5% 78% Percentile Rank 9% FFBC KRX Median1 15% 56% Percentile Rank 17% 17.2% 15.0% 91% Percentile Rank 1.30% 1.26% 79% Percentile Rank consistent best-in-class earnings 9 1 KRX calculated as the top quartile or median of the current 50 KRX constituents. Source: S&P Capital IQ Pro. All data calculated as of or for the period ending 3/31/26 for comparability purposes. Return on Tangible Common EquityReturn on Average Assets Earnings Per Share Growth ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓

key company brands Full suite of diversified financial products for individuals and businesses $22.8 Billion Assets $17.9 Billion Deposits Diversified financial holding company with comprehensive and innovative solutions for individuals and businesses Wealth & asset management services for individuals and businesses $6.0 Billion Assets Under Care $34.8 Million LTM Revenue $504 Million LTM Wealth Advisory Sales Foreign currency advisory, hedge analytics, and transaction processing for closely held enterprises 11 Offices Across the U.S. $69.4 Million LTM Revenue Specialty lender to insurance industry, RIAs, CPAs $1,185 Million Loans $436 Million Deposits $311 Million LTM Originations Specialty lender for commercial customers to finance insurance premiums High Yielding and High Quality Portfolio $298 Million Loans $733 Million LTM Originations Full-service equipment financing company $1.3 Billion Leases/Loans $640 Million LTM Originations $82.8 Million LTM Fee Income 10 Note: Data as of or for the period ending 3/31/26 and excludes the impact of BankFinancial acquisition in business lines only.

Note: Financial data as of 3/31/26. Greater Cincinnati/Dayton loan and deposit balances include large public fund relationships, special assets, loan marks, and other out of market and corporately held balances. *Includes leasing business expense complementary market centric strategies Loans $4.6B / Deposits $5.0B Loans $1.8B / Deposits $5.2B Loans $4.4B / Deposits $7.3B Loans $2.7B / Deposits $0.4B Fees* $97.9MM 11

The number of Trust & Investments and RPS relationships are updated as of 9/30/22. All other data as of 12/31/22. Note: Data as of 3/31/26 and excludes the impact of BankFinancial acquisition. diversified lines of business 12

About First Financial Bancorp Acquisitions Financial Performance Appendix presentation contents 13 acquisition update 14 Westfield Bank BankFinancial • Successful conversion in March • Stable loan and deposit balances • Successful retention of client- facing teams • On track to achieve financial targets, cost savings and EPS contribution • Full impact from cost savings expected at the beginning of 3Q26 • Opened Wadsworth, OH branch in February • Closed on January 1st • Conversion scheduled for June • Sold $427 million of multi-family loans • $8.9 million bargain purchase gain recorded • Full impact from cost savings expected at the beginning of 4Q26

15 overview of Westfield – closed 11/1/25 Westfield Bank Lines of Business • Commercial Banking / Treasury Management • Agency Banking and Premium Finance • Registered Investment Advisor Banking • Consumer - Retail • Consumer - Mortgage • Private Banking $2.1B in assets Consolidated Financial Highlights as of November 1, 2025 $1.6B in loans Headquarters: Westfield Center, OH Branches: 7 Active at close 1 opened in Feb 2026 Employees: 169 • Westfield Bancorp, the holding company for Westfield Bank, FSB (“Westfield Bank”), was 100% owned by Ohio Farmers Insurance Company (“OFIC”) (d/b/a Westfield), a mutual insurance company founded in 1848. $1.8B in deposits

16 transaction highlights Strategically Compelling • Accelerates entry into Northeast Ohio. • Provides attractive deposit base, branch network and commercial client base in a market with limited acquisition targets. • Adds talented staff in Retail, Commercial, Mortgage and Private Banking. • Adds talent, loans and deposits in Specialty Business Lines that match current lines (Premium Finance, Insurance Agency and RIA Banking). • Highly efficient branch network with average deposits per branch >$250 million1. Low Integration Risk • Adds $2.1 billion in assets, 10% of pro forma assets. • Low credit risk profile with minimal charge-offs. • Strong cultural alignment, community centric, deep expertise in Commercial and Specialty Business Lines. • Complementary credit culture and credit administration. Financially Attractive • Expected enhanced pro forma earnings per share. • Pay-to-trade ratio of 0.87x. Source: S&P Capital IQ Pro. 1 Based on Westfield Bancorp’s $1.8 billion in total deposits as of September 30, 2025, divided by seven branches.

17 overview of BankFinancial – at close 1/1/26 Key franchise highlights Financial summary Balance Sheet & Capital (As of 4Q25 Unless Otherwise Stated, %) Cash & Securities / Assets 46 Loan / Deposit Ratio 58 Non-Time Deposit Composition 78 TCE / TA 11.2 CET1 Ratio1 21.1 NCOs / Avg. Loans (MRQ, annualized) (0.01) Profitability – (4Q25, %) Return on Avg. Assets 0.06 Net Interest Margin 3.23 Efficiency Ratio 96 Fee Income Ratio 11 Loan & Deposit composition Total Assets $1.4Bn Total Deposits $1.2Bn Headquarters Burr Ridge, Illinois Year Founded 1924 Branches 17 Full-Service Retail Branches Ticker BFIN (NASDAQ-Listed) Multifamily Loans Sold in Mar 2026 $427 million 1 Attractive low cost, core deposit franchise 2 Significant scarcity value in Chicago MSA 3 Strong capitalization and excess liquidity profile 4 Limited borrowings and no brokered deposits 5 Robust credit quality and underwriting philosophy Loan composition Deposit composition Overview of BankFinancial 1 Data for the quarter ended 9/30/25 Note: All consolidated financial data as of 4Q25 unless otherwise noted Loans: $700.2 million Yield on Loans: 5.22% Deposits: $1.2 billion Cost of Deposits: 1.45% Money Market 25% Interest Bearing Checking 24% Certificates of Deposit 22% Noninterest Bearing 16% Savings 13% Multifamily 66% Equipment Finance 14% Non-Res. RE 13% Commercial Finance 5% 1-4 Family 2% Consumer 0%

18 transaction highlights ✓ Expected enhanced pro forma earnings per share ✓ Expected robust pro forma profitability ✓ Acquisition of a low cost, granular core deposit franchise with $1.5Bn of assets and +100 year presence in Chicago market ✓ Complementary to existing Northwest Indiana presence, Chicago Commercial LPO, Agile Premium Finance headquarters and Bannockburn FX office ✓ Well-priced expansion opportunity at 0.91x Price / TBV and (1.2)% Core Deposit Premium ✓ Proven strong credit culture and risk management practices ✓ Low execution risk given relative size ✓ Limited resource requirement will not disrupt internal initiatives or the consideration of other strategic opportunities ✓ Ability to leverage BankFinancial’s significant excess capital and liquidity for future growth ✓ Expected to reposition BankFinancial’s entire multifamily loan portfolio post- closing to create incremental funding capacity and efficiently remix assets ✓ Expected balance sheet and capital to improve on a pro forma basis Financially attractive with expected enhanced financial benefits Strategically expands presence in economically robust Chicago market with strong core deposit franchise Consistent operating philosophies drives low execution risk Significant excess capital and liquidity – incremental excess funding capacity expected to be created with efficient balance sheet repositioning key transaction assumptions BankFinancial 19 Key Merger Assumptions Fair Value Adjustments Other • Cost Savings – Approximately 45% of BankFinancial’s annual operating expense ‒ 75% phase-in during 2026 and 100% in 2027 and thereafter • One-Time Merger Expenses – $25 million pre-tax; fully reflected in pro forma impacts at closing • Core Deposit Intangible – 3.50% of BankFinancial’s non-time deposits ‒ Amortized over 10 years using sum-of-years digits method • Loan Credit Mark – 1.9% of BankFinancial’s total loans ‒ Analysis shown with and without CECL “double-count”; credit mark composition of 50% purchase credit deteriorated (PCD) / 50% Non-PCD with CECL “double-count” ‒ Additional write-down assumed on equipment leases • Loan Interest Rate FMV Adjustment – $39 million estimated at close, or 4.9% of loans ‒ Accreted into earnings over 7 years using sum-of-years-digits method • Other Interest Rate FMV Adjustments – Approximately $1 million • Multifamily Loan Repositioning – Expected disposition of entire ~$500 million BankFinancial multifamily loan portfolio post closing to create incremental funding capacity • Securities Repositioning – Assumes repositioning of entire BankFinancial securities portfolio post closing • Durbin Interchange Revenue Impact – Estimated approx. $0.4 million annual impact • Incremental Deposit Rate Adjustment – Assumes more competitive deposit rates on certain products

About First Financial Bancorp Acquisitions Financial Performance Appendix presentation contents 20

1Q 2026 results 142nd Consecutive Quarter of Profitability 21 • EOP assets increased $1.7 billion compared to the linked quarter to $22.8 billion; $1.4 billion from BankFinancial • EOP loans increased $70.8 million compared to the linked quarter to $13.5 billion; $227.7 million from BankFinancial • Average deposits increased $1.7 billion compared to the linked quarter to $17.6 billion • EOP investment securities increased $972.2 million compared to the linked quarter Balance Sheet Profitability Asset Quality Income Statement Capital • Noninterest income – $81.9 million; $75.6 million as adjusted1 • Noninterest expense – $169.4 million; $154.8 million as adjusted1 • Efficiency ratio – 62.4%. Adjusted1 efficiency ratio – 58.4% • Effective tax rate of 20.4%. Adjusted1 effective tax rate of 21.0% • Net interest income – $189.6 million • Net interest margin of 3.97% on a GAAP basis; 3.99% on a fully tax equivalent basis1 • Net income – $74.4 million or $0.71 per diluted share. Adjusted1 net income – $80.5 million or $0.77 per diluted share • Return on average assets – 1.34%. Adjusted 1 return on average assets – 1.45% • Return on average shareholders’ equity – 10.24%. Adjusted1 return on average shareholders’ equity – 11.07% • Return on average tangible common equity – 17.78%. Adjusted1 return on average tangible common equity – 19.22% • Provision expense – $8.5 million • Net charge-offs – $11.6 million. NCOs / Avg. Loans – 0.35% annualized • Classified Assets / Total Assets – 1.02% • NPA / Total Assets – 0.44% • ACL / Total Loans – 1.36%; $2.8 million total reserve build due to BankFinancial • Total capital ratio – 15.70% • Tier 1 common equity ratio – 12.22% • Tangible common equity ratio – 7.87%. Adjusted1 tangible common equity ratio – 8.88% • Tangible book value per share – $16.15 • Board of Directors authorized 5 million share repurchase plan 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation.

1Q 2026 highlights • Strong adjusted1 quarterly earnings driven by robust net interest margin • Adjusted1 earnings per share – $0.77 • Adjusted1 return on assets – 1.45% • Adjusted1 pre-tax, pre-provision return on assets – 1.99% • Adjusted1 return on average tangible common equity – 19.22% • Modest loan growth during the quarter • EOP loan balances increased $71 million compared to the linked quarter • Growth included $228 million from the BankFinancial acquisition, offset primarily by $152 million decline in ICRE balances • Originations increased approximately 45% compared to the first quarter of 2025, and by over 25% excluding acquisitions • Loan pipelines have increased significantly since January • Total average deposit balances increased $1.7 billion • Includes $1.2 billion impact from the BankFinancial acquisition and full quarter impact from Westfield • Seasonal decline in public funds • Average noninterest bearing deposits were 20% of average total deposits • Net interest margin (FTE)¹ of 3.99% increased 1 bp from linked quarter • 13 bp decrease in cost of funds o 3 bp decline from BankFinancial acquisition • 12 bp decrease in asset yields 22 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. .

• Noninterest income of $81.9 million; $75.6 million as adjusted1; significantly outpacing expectations • Adjustments include $1.3 million loss on securities, $8.9 million gain on bargain purchase related to the BankFinancial acquisition, and $1.4 million loss on the surrender of a bank owned life insurance policy • Record wealth management income of $10.5 million; 12.9% increase from linked quarter • Double digit percentage growth in client derivative fees and leasing business income • Foreign exchange income of $16.3 million • 24% increase in adjusted1 fee income compared to 1Q25 • Adjusted1 noninterest expense of $154.8 million; 9.1% increase from fourth quarter; outperformed expectations • Adjustments1 include $14.3 million of acquisition related expenses, $0.7 million of tax credit write-downs, and $0.4 million of efficiency and other noninterest expenses • Increase driven by the BankFinancial and Westfield acquisitions • Efficiency ratio of 62.4%; 58.4% as adjusted1 • Credit quality in line with expectations • Total ACL of $206.7 million; provision expense of $8.5 million o Loans and leases - ACL of $183.7 million; $2.8 million related to BankFinancial o 1.36% of total loans o Unfunded Commitments - ACL of $23.0 million; $0.3 million related to BankFinancial • $11.6 million in net charge-offs; 0.35% of loans on an annualized basis • Nonperforming assets decreased slightly to 0.44% of total assets; Classified assets declined to 1.02% of total assets • Capital ratios remain strong • Total capital ratio of 15.70%; 24 bp increase from linked quarter • Tier 1 common equity of 12.22%; 90 bp increase from linked quarter • Tangible book value of $16.15; increased $0.41, or 2.6% from linked quarter • Tangible common equity increased slightly to 7.87%; 8.88%1 excluding ($217.4) million of AOCI • Board of Directors authorized 5,000,000 share repurchase plan 1Q 2026 highlights 23 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. .

adjusted net income1 24 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. All dollars shown in thousands, except per share amounts The table below lists certain adjustments that the Company believes are significant to understanding its quarterly performance. As Reported Adjusted 1 As Reported Adjusted 1 Net interest income 189,610$ 189,610$ 173,995$ 173,995$ Provision for credit losses-loans and leases 6,030$ 6,030$ 9,688$ 9,688$ Provision for credit losses-unfunded commitments 2,510$ 2,510$ 412$ 412$ Noninterest income 81,906$ 81,906$ 64,767$ 64,767$ less: gains (losses) on security transactions - (1,260) A - (12,576) A - 8,892 A - - A less: other - (1,371) A - - A Total noninterest income 81,906$ 75,645$ 64,767$ 77,343$ Noninterest expense 169,408$ 169,408$ 149,531$ 149,531$ less: tax credit investment writedown - 669 A - 800 A less: merger-related expenses - 14,257 A - 5,658 A less: other - (357) A - 1,177 A Total noninterest expense 169,408$ 154,839$ 149,531$ 141,896$ Income before income taxes 93,568$ 101,876$ 79,131$ 99,342$ Income tax expense 19,123$ 19,123$ 16,738$ 16,738$ plus: after-tax impact of tax credit investment @ 21% - 528 - 632 plus: tax effect of adjustments (A) @ 21% statutory rate - 1,745 - 4,244 Total income tax expense 19,123$ 21,396$ 16,738$ 21,614$ Net income 74,445$ 80,480$ 62,393$ 77,728$ Net earnings per share - diluted 0.71$ 0.77$ 0.64$ 0.80$ Pre-tax, pre-provision return on average assets 1.84% 1.99% 1.75% 2.14% 1Q 2026 4Q 2025 less: gain on bargain purchase profitability 25 Return on Average Assets Return on Avg Tangible Common Equity Diluted EPS 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. Adjusted1 Pre-tax, Pre-Provision Earnings $0.71$0.64 $0.75$0.73 $0.54 $0.77 $0.80 $0.76 $0.74 $0.63 1Q264Q253Q252Q251Q25 Diluted EPS Adjusted EPS 1 1.34%1.22% 1.54%1.52% 1.13% 1.45% 1.52%1.55%1.54% 1.33% 1Q264Q253Q252Q251Q25 ROA Adjusted ROA 1 17.78% 16.27% 19.11%19.61% 15.16% 19.22%20.27%19.29%19.76% 17.80% 1Q264Q253Q252Q251Q25 ROATCE Adjusted ROATCE 1 $110.4$109.4$100.7$98.5 $83.7 1.99% 2.14%2.15%2.14% 1.85% 1Q264Q253Q252Q251Q25 Pre-tax, pre-provision earnings Pre-tax, pre-provision ROA 1 1 net interest income & margin 26 1Q26 NIM (FTE) Progression Net Interest Income All dollars shown in millions 1 1 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. 1 3.82%3.81%3.89%3.95% 3.80% 0.07%0.12% 0.13%0.10% 0.08% 0.10%0.05% 3.99%3.98%4.02%4.05% 3.88% 1Q264Q253Q252Q251Q25 Basic Margin (FTE) Loan Fees Loan Accretion $181.4 $166.6 $155.4$154.3 $146.2 $3.2 $5.2 $5.1$4.0 $3.1 $4.9 $2.2 $189.6 $174.0 $160.5$158.3 $149.3 1Q264Q253Q252Q251Q25 Basic NII Loan Fees Loan Accretion 4Q25 3.98% Asset yields/mix -0.17% Loan accretion 0.05% Funding costs/mix 0.13% 1Q26 3.99% Net Interest Margin (FTE)

noninterest income 27 Noninterest Income 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. 1Q26 Highlights • Adjustments include a $1.3 million loss on securities, $8.9 million gain on bargain purchase, and a $1.4 million loss on surrender of bank owned life insurance policy • Adjusted1 noninterest income 29% of net revenue • Foreign exchange income of $16.3 million; • Record wealth management income of $10.5 million; increased $1.2 million, or 12.9% from linked quarter • Record leasing business income of $21.6 million; increased $2.1 million, or 10.7% from the linked quarter All dollars shown in millions Service Charges $9.0 11% Wealth Mgmt $10.5 13% Bankcard $3.6 4% Client derivative fees $4.0 5% Foreign exchange $16.3 20% Leasing business $21.6 26% Mortgage banking $6.0 7% Gain on bargain purchase $8.9 11% Other $2.0 3% Total $81.9 million $75.6 million as adjusted 1 noninterest expense 28 Noninterest Expense 1Q26 Highlights 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company' Company’s financial condition. See Appendix for Non-GAAP reconciliations. All dollars shown in millions • Adjusted1 noninterest expense increased $12.9 million, or 9.1% from linked quarter • Efficiency ratio of 62.4%; 58.4% as adjusted1 • Increase driven by the Westfield and BankFinancial acquisitions • $14.6 million of adjustments1 include: • $14.3 million of acquisition related expenses • $0.7 million of tax credit investment write-down • $0.4 million of other costs not expected to recur Full-time Equivalent Employees 2 Includes 169 FTE from Westfield acquisition 3 Includes 156 FTE from BankFinancial acquisition Salaries and benefits $99.9 59% Occupancy and equipment $12.2 7% Data processing $12.7 8% Professional services $4.0 2% Intangible amortization $6.3 4% Leasing business expense $14.1 8% Other $20.3 12% $169.4 Total 63.9% 56.9% 57.4% 62.6% 62.4% 60.2% 56.4% 57.0% 56.5% 58.4% 1Q25 2Q25 3Q25 4Q25 1Q26 Efficiency Ratio Adjusted Efficiency Ratio 1 Efficiency Ratio 2,319 2,164 1,986 2,033 2,021 1Q264Q253Q252Q251Q25 Full-time equivalent employees 2 3 average balance sheet 29 Average Securities All dollars shown in millions 1 Includes loans fees and loan accretion 1 $4,769 $3,989$3,552$3,479$3,412 4.42% 4.31%4.31% 4.44% 4.35% 1Q264Q253Q252Q251Q25 Investment Securities Investment Securities Yield $14,028$12,812$11,806$11,793$11,725 6.50% 6.68% 6.88%6.85%6.82% 1Q264Q253Q252Q251Q25 Loans Loan Yield $17,646$15,959$14,512$14,355$14,241 1.83% 1.96% 2.13%2.11% 2.24% 1Q264Q253Q252Q251Q25 Deposits Cost of Deposits 1 Average Loans Average Deposits

deposits 30 Deposit Product Mix (Avg) 1Q26 Average Deposit Progression1 1 Includes full quarter impact from Westfield All dollars shown in millions Total growth/(decline)1: $1.7 billion Noninterest- bearing $3,612 21% Interest-bearing demand $2,319 13% Savings $1,182 7% Money Market $4,539 26% Retail CDs $2,511 14% Brokered Deposits $1,464 8% Public Funds $2,019 11% Total $17.6 billion $96.8 $70.0 $16.9 $277.5 $87.3 $19.0 -$104.9 $1,224.2 Noninterest-bearing Interest-bearing demand Savings Money Market Retail CDs Brokered Deposits Public Funds BankFinancial

average deposit trends 31 All dollars shown in millions Business Public Funds Personal Uninsured Deposits $8,644 $7,407 $6,684$6,696$6,665 1Q264Q253Q252Q251Q25 $5,337 $4,841 $4,307$4,163$4,190 1Q264Q253Q252Q251Q25 Uninsured deposits (per call report instructions) 7,394$ Less: Public funds 1,937 Less: Intercompany deposits 386 Adjusted uninsured deposits 5,071 Borrowing capacity 6,402 Borrowing capacity in excess of adjusted uninsured deposits $ 1,331 Borrowing capacity as a % of adjusted uninsured deposits 126.2% Adjusted uninsured deposits to total deposits 28.3%

32 Borrowing Capacity • Interest-bearing deposits with other banks of $1.0 billion • Investment securities portfolio: • 99.0% of investment portfolio classified as available-for-sale • $840.3 million of expected cash flow from securities portfolio in next 12 months • $520.5 million of floating rate securities with minimal losses • Portfolio duration of 4.3 years at March 31, 2026 borrowing capacity & cash/investment liquidity Cash/Investment Liquidity All dollars shown in thousands FHLB borrowing availability 1,431,938$ Fed Discount Window availability 839,235 Brokered CDs/Deposit placement services 3,117,338 Fed funds 1,013,000 Total as of March 31, 2026 6,401,511$

loan portfolio 33 Loan LOB Mix (EOP) Net Loan Change-LOB (Linked Quarter) All dollars shown in millions Total growth/(decline): $70.8 million ICRE $3,752 28% Commercial & Small Business Banking $4,009 30% Oak Street $1,185 9% Summit $1,084 8% Agile $298 2% Consumer $1,239 9% Mortgage $1,928 14% Total $13.5 billion -$151.9 -$4.4 -$15.8 $45.1 $11.9 -$14.5 -$27.3 $227.7 ICRE Commercial & Small Business Banking Oak Street Summit Agile Consumer Mortgage BankFinancial

NAICS Sector 3/31/26 % of Total Loans Finance and Insurance $1,517.1 11.2% Manufacturing 619.6 4.6% Construction 360.3 2.7% Real Estate and Rental and Leasing 356.9 2.6% Health Care and Social Assistance 323.9 2.4% Professional, Scientific, and Technical Services 293.8 2.2% Accommodation and Food Services 280.6 2.1% Wholesale Trade 241.0 1.8% Retail Trade 233.0 1.7% Agriculture, Forestry, Fishing and Hunting 159.2 1.2% Other Services (except Public Administration) 136.9 1.0% Transportation and Warehousing 127.5 0.9% Administrative and Support and Waste Management 125.8 0.9% Arts, Entertainment, and Recreation 82.6 0.6% Management of Companies and Enterprises 71.6 0.5% Public Administration 65.8 0.5% Information 61.0 0.5% Utilities 54.3 0.4% Educational Services 45.9 0.3% Mining, Quarrying, and Oil and Gas Extraction 3.8 0.0% Other 0.1 0.0% Grand Total $5,160.6 38.2% Property Type 3/31/26 % of Total Loans Residential Multi Family 5+ $1,160.4 8.6% Retail Property 833.2 6.2% Industrial 417.8 3.1% Office 400.2 3.0% Hospital/Nursing Home 315.3 2.3% Land 190.0 1.4% Other 123.3 0.9% Residential 1-4 Family 111.7 0.8% Hotel 110.0 0.8% Other Real Estate 49.1 0.4% Industrial 41.1 0.3% Grand Total $3,752.3 27.8% loan concentrations 34 C&I and Owner Occupied CRE Loans by Sector Investor CRE Loans by Property Type All dollars shown in millions * Excludes all Summit loans & leases and Agile Premium Finance loans • ICRE balances approximately 164% of Holding Company risk-based capital and 180% of Bank risk-based capital area of focus – NDFI exposure 35 All dollars shown in millions NDFI Private Credit Exposure • Direct Exposure • $123.9 million outstanding • Primarily subscription lines to well- established funds that are either an institutional investor or publicly traded • $185.0 million committed • Loans to NDFI totaled $423.6 million, or 3.1% of the total loan portfolio • All NDFI loans pass rated at 3/31 • Average loan size is $8.1 million; median size is $6.8 million • Exposure primarily contained to Mortgage Credit Intermediaries (primarily REITs) • 65% of total NFDI loans allowance for credit losses 36 1Q26 Highlights All dollars shown in millions • $206.7 million combined ACL; $8.5 million combined provision expense • $183.7 million ACL – loans and leases; $2.8 million related to BankFinancial • ACL 1.36% of total loans • Utilized Moody’s March baseline forecast in quantitative model • $23.0 million ACL – unfunded commitments; $0.3 million related to BankFinancial ACL / Total Loans $155.5 $158.5 $161.9 $186.5 $183.7 $16.4 $17.1 $17.6 $20.2 $23.0 $171.9 $175.7 $179.5 $206.7 $206.7 1.33% 1.34% 1.38% 1.39% 1.36% 1Q25 2Q25 3Q25 4Q25 1Q26 ACL-loans and leases ACL-unfunded commitments ACL / Total Loans asset quality 37 Classified Assets / Total Assets 1 Provision includes both loans & leases and unfunded commitments All dollars shown in millions Nonperforming Assets / Total Assets Net Charge Offs & Provision Expense1 $10.5 $6.0 $5.2 $8.8 $11.6 $8.7 $9.8 $9.1 $10.1 $8.5 0.35% 0.27% 0.18% 0.21% 0.36% 1Q25 2Q25 3Q25 4Q25 1Q26 NCOs Provision Expense NCOs / Average Loans $232.4 $235.5 $218.8 $214.3$213.4 1.02%1.11% 1.18%1.15%1.16% 1Q264Q253Q252Q251Q25 Classified Assets Classified Assets / Total Assets $100.8$102.0 $76.1$77.1 $59.8 0.44%0.48% 0.41%0.41% 0.32% 1Q264Q253Q252Q251Q25 NPAs NPAs / Total Assets

capital 38 Tangible Common Equity Ratio 3/31 Risk Weighted Assets = $16,127,377 All capital numbers are considered preliminary. 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. Adjusted TCE excludes impact from AOCI Tier 1 Capital RatioTier 1 Common Equity Ratio Total Capital Ratio 12.22% 11.32% 12.91%12.57%12.29% 7.00% 1Q264Q253Q252Q251Q25 Tier 1 Common Equity Ratio Basel III minimum 12.50% 11.60% 13.23%12.89%12.61% 8.50% 1Q264Q253Q252Q251Q25 Tier 1 Capital Ratio Basel III minimum 15.70%15.46%15.32%14.98%14.90% 10.50% 1Q264Q253Q252Q251Q25 Total Capital Ratio Basel III minimum 8.16% 8.40% 8.87% 7.79% 7.87% 9.62% 9.81% 10.15% 8.74% 8.88% 1Q25 2Q25 3Q25 4Q25 1Q26 TCE ratio Adjusted TCE ratio¹

capital strategy 39 Strategy & DeploymentTangible Book Value Per Share • 3.6% annualized dividend yield as of March 31st • 35% of 1Q26 earnings returned to shareholders through common dividend • Most recent internal stress testing indicates capital ratios above regulatory minimums in all modeled scenarios • Common dividend of $0.25 • No shares repurchased in 1Q26 • Board of Directors approved 5,000,000 share repurchase plan • Increase in TBV per share from linked quarter driven by strong earnings • 9.1% increase since 1Q25; • Approximates pre-Westfield/BFIN level 1 Excludes impact from AOCI $14.80 $15.40 $16.19 $15.74 $16.15 $17.45 $17.98 $18.52 $17.67 $18.23 1Q25 2Q25 3Q25 4Q25 1Q26 Tangible Book Value per Share TBV per share-adjusted1 outlook commentary1 • Loan balances expected to increase mid single digits on an annualized basis • Core deposit balances expected to be relatively flat 40 • Total noninterest expense expected to be $151 - 154 million • Incentive expense will fluctuate with fee income Noninterest Expense Net Interest Margin Balance Sheet Credit • Stable credit costs expected • Stable ACL coverage as a percentage of loans expected Noninterest Income • Total expected fee income of $75 - 77 million • Includes $14 - 16 million foreign exchange • Includes $20 - 22 million leasing business income 1 See Forward Looking Statement Disclosure on page 2-3 of this presentation for a discussion of factors that could affect management’s expectations and results in future periods. • Expected to be 3.99% - 4.04%; assumes no rate cuts Capital • Common dividend unchanged at $0.25 Noninterest Expense Net Interest argin Balance Sheet redit Noninterest Income

About First Financial Bancorp Acquisitions Financial Performance Appendix presentation contents 41 appendix: our markets • Greater Cincinnati/Dayton • Loans $4.8 billion • Deposits $8.2 billion • Deposit Market Share #4 (3.4%) • Banking Centers 46 • Fortune 500 Companies 8 • Indianapolis • Loans $1.0 billion • Deposits $0.5 billion • Deposit Market Share #14 (1.2%) • Banking Centers 7 • Fortune 500 Companies 3 • Columbus, OH • Loans $1.4 billion • Deposits $0.4 billion • Deposit Market Share #17 (0.4%) • Banking Centers 4 • Fortune 500 Companies 5 • Louisville • Loans $0.4 billion • Deposits $0.5 billion • Deposit Market Share #13 (1.2%) • Banking Centers 10 • Fortune 500 Companies 3 • Cleveland/Akron/Canton • Loans $1.1 billion • Deposits $1.4 billion • Deposit Market Share #12 (1.0%) • Banking Centers 8 • Fortune 500 Companies 9 All numbers as of 3/31/2026, except fortune 500 companies as of 2/21/2026 and deposit market share as of 6/30/2025. Greater Cincinnati/Dayton loan and deposit balances include large public fund relationships, special assets, loan marks, and other out of market and corporately held balances. 42 • National • Loans $2.7 billion • Deposits $0.4 billion • Community Markets • Loans $1.8 billion • Deposits $5.2 billion • Banking Centers 61 • Fortune 500 Companies 1 • Chicago • Loans $0.3 billion • Deposits $1.2 billion • Deposit Market Share #46 (0.2%) • Banking Centers 17 • Fortune 500 Companies 30 • Grand Rapids • Loans $0.03 billion • Deposits $0.07 billion • Fortune 500 Companies 1

The Company’s Investor Presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). Such non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting provides meaningful information and therefore we use it to supplement our GAAP information. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments and to provide an additional measure of performance. We believe this information is helpful in understanding the results of operations separate and apart from items that may, or could, have a disproportional positive or negative impact in any given period. For a reconciliation of the differences between the non-GAAP financial measures and the most comparable GAAP measures, please refer to the following reconciliation tables. to GAAP Reconciliation 43 appendix: non-GAAP measures appendix: non-GAAP to GAAP reconciliation 44 All dollars shown in thousands Net interest income and net interest margin - fully tax equivalent Mar. 31, Dec. 31, Sep. 30, June 30, Mar. 31, 2026 2025 2025 2025 2025 Net interest income 189,610$ 173,995$ 160,486$ 158,269$ 149,296$ Tax equivalent adjustment 1,186 1,227 1,248 1,246 1,213 Net interest income - tax equivalent 190,796$ 175,222$ 161,734$ 159,515$ 150,509$ Average earning assets 19,393,679$ 17,448,460$ 15,968,153$ 15,814,576$ 15,752,132$ Net interest margin 1 3.97% 3.96% 3.99% 4.01% 3.84 % Net interest margin (fully tax equivalent) 1 3.99% 3.98% 4.02% 4.05% 3.88 % Three months ended 1 Margins are calculated using net interest income annualized divided by average earning assets. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

appendix: non-GAAP to GAAP reconciliation 45 All dollars shown in thousands Additional non-GAAP ratios Mar. 31, Dec. 31, Sep. 30, June 30, Mar. 31, (Dollars in thousands, except per share data) 2026 2025 2025 2025 2025 Net income (a) 74,445$ 62,393$ 71,923$ 69,996$ 51,293$ Average total shareholders' equity 2,947,585 2,695,581 2,575,203 2,515,747 2,457,785 Less: Goodw ill (1,099,543) (1,069,781) (1,007,656) (1,007,656) (1,007,656) Other intangibles (149,631) (104,184) (74,448) (76,076) (78,220) Average tangible equity (b) 1,698,411 1,521,616 1,493,099 1,432,015 1,371,909 Total shareholders' equity 2,940,625 2,769,216 2,631,855 2,558,155 2,501,235 Less: Goodw ill (1,099,543) (1,099,524) (1,007,656) (1,007,656) (1,007,656) Other intangibles (145,927) (118,832) (73,797) (75,458) (77,002) Ending tangible common equity (c) 1,695,155 1,550,860 1,550,402 1,475,041 1,416,577 Less: AOCI (217,430) (189,942) (223,000) (246,384) (253,888) Adjusted ending tangible common equity (d) 1,912,585 1,740,802 1,773,402 1,721,425 1,670,465 Total assets 22,779,815 21,129,379 18,554,506 18,634,255 18,455,067 Less: Goodw ill (1,099,543) (1,099,524) (1,007,656) (1,007,656) (1,007,656) Other intangibles (145,927) (118,832) (73,797) (75,458) (77,002) Ending tangible assets (e) 21,534,345 19,911,023 17,473,053 17,551,141 17,370,409 Risk-w eighted assets (f) 16,127,377 15,890,363 14,166,935 14,129,683 14,027,274 Total average assets 22,459,721 20,256,539 18,566,188 18,419,437 18,368,604 Less: Goodw ill (1,099,543) (1,069,781) (1,007,656) (1,007,656) (1,007,656) Other intangibles (149,631) (104,184) (74,448) (76,076) (78,220) Average tangible assets (g) 21,210,547$ 19,082,574$ 17,484,084$ 17,335,705$ 17,282,728$ Ending shares outstanding (h) 104,932,829 98,521,726 95,757,250 95,760,617 95,730,353 Ratios Return on average tangible shareholders' equity (a)/(b) 17.78% 16.27% 19.11% 19.61% 15.16% Ending tangible common equity as a percent of: Ending tangible assets (c)/(e) 7.87% 7.79% 8.87% 8.40% 8.16% Risk-w eighted assets (c)/(f) 10.51% 9.76% 10.94% 10.44% 10.10% Adjusted ending tangible common equity to ending tangible assets (d)/(e) 8.88% 8.74% 10.15% 9.81% 9.62% Average tangible equity as a percent of average tangible assets (b)/(g) 8.01% 7.97% 8.54% 8.26% 7.94% Tangible book value per share (c)/(h) 16.15$ 15.74$ 16.19$ 15.40$ 14.80$ Three months ended, appendix: non-GAAP to GAAP reconciliation 46 All dollars shown in thousands Additional non-GAAP measures 3Q25 2Q25 As Reported Adjusted As Reported Adjusted As Reported Adjusted As Reported Adjusted Net interest income (f) 189,610$ 189,610$ 173,995$ 173,995$ 160,486$ 160,486$ 158,269$ 158,269$ Provision for credit losses-loans and leases (j) 6,030 6,030 9,688 9,688 8,612 8,612 9,084 9,084 Provision for credit losses-unfunded commitments (j) 2,510 2,510 412 412 453 453 718 718 Noninterest income 81,906 81,906 64,767 64,767 73,525 73,525 68,063 68,063 less: gains (losses) on security transactions (1,260) (12,576) (42) 242 less: gain on bargain purchase 8,892 - - - less: other (1,371) - - - Total noninterest income (g) 81,906 75,645 64,767 77,343 73,525 73,567 68,063 67,821 Noninterest expense 169,408 169,408 149,531 149,531 134,269 134,269 128,671 128,671 less: tax credit investment w ritedow n 669 800 112 111 less: merger-related expenses 14,257 5,658 - - less: Other (357) 1,177 827 960 Total noninterest expense (e) 169,408 154,839 149,531 141,896 134,269 133,330 128,671 127,600 Income before income taxes (i) 93,568 101,876 79,131 99,342 90,677 91,658 87,859 88,688 Income tax expense 19,123 19,123 16,738 16,738 18,754 18,754 17,863 17,863 plus: tax effect of adjustments 528 632 89 88 plus: after-tax impact of tax credit investments @ 21% 1,745 4,244 206 174 Total income tax expense (h) 19,123 21,396 16,738 21,614 18,754 19,049 17,863 18,125 Net income (a) 74,445$ 80,480$ 62,393$ 77,728$ 71,923$ 72,609$ 69,996$ 70,563$ Average diluted shares (b) 104,615 104,615 97,594 97,594 95,754 95,754 95,742 95,742 Average assets (c) 22,459,721 22,459,721 20,256,539 20,256,539 18,566,188 18,566,188 18,419,437 18,419,437 Average shareholders' equity (k) 2,947,585 2,947,585 2,695,581 2,695,581 2,575,203 2,575,203 2,515,747 2,515,747 Less: Goodw ill and other intangibles (1,249,174) (1,249,174) (1,173,965) (1,173,965) (1,082,104) (1,082,104) (1,083,732) (1,083,732) Average tangible equity (d) 1,698,411 1,698,411 1,521,616 1,521,616 1,493,099 1,493,099 1,432,015 1,432,015 Ratios Net earnings per share - diluted (a)/(b) 0.71$ 0.77$ 0.64$ 0.80$ 0.75$ 0.76$ 0.73$ 0.74$ Return on average assets - (a)/(c) 1.34% 1.45% 1.22% 1.52% 1.54% 1.55% 1.52% 1.54% Pre-tax, pre-provision return on average assets - ((a)+(j)+(h))/(c) 1.84% 1.99% 1.75% 2.14% 2.13% 2.15% 2.13% 2.14% Return on average shareholders' equity (a)/(k) 10.24% 11.07% 9.18% 11.44% 11.08% 11.19% 11.16% 11.25% Return on average tangible shareholders' equity - (a)/(d) 17.78% 19.22% 16.27% 20.27% 19.11% 19.29% 19.61% 19.76% Efficiency ratio - (e)/((f)+(g)) 62.4% 58.4% 62.6% 56.5% 57.4% 57.0% 56.9% 56.4% Effective tax rate - (h)/(i) 20.4% 21.0% 21.2% 21.8% 20.7% 20.8% 20.3% 20.4% (Dollars in thousands, except per share data) 1Q26 4Q25

47 First Financial Bancorp First Financial Center 255 East Fifth Street Cincinnati, OH 45202